UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
January 8, 2013

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On January 8, 2013 President and CEO, Gary Easterwood and Chairman of the Board and Executive Vice President, Walter Speck, and Chief Operating Officer, Mack Sanders have each taken additional equity positions in the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release relating to the equity position

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: January 8, 2013	By:	/s/ Gary Easterwood
Name: Gary Easterwood
Title: CEO and President

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